BORROWINGS AND LINES OF CREDIT (Q3)	9 Months Ended
Sep. 30, 2020
BORROWINGS AND LINES OF CREDIT [Abstract]
BORROWINGS AND LINES OF CREDIT
NOTE 10: BORROWINGS AND LINES OF CREDIT

On February 10, 2020, we entered into a revolving credit agreement with various banks permitting aggregate borrowings of up to $2.0 billion pursuant to an unsecured, unsubordinated revolving credit facility that matures on April 3, 2025 (the "revolving credit facility").  The revolving credit facility supports our commercial paper program and cash requirements.  A commitment fee of 0.125% is charged on the unused commitments.  Borrowings under the revolving credit facility are available in U.S. Dollars, Euros and Pounds Sterling and bear interest at a variable interest rate based on LIBOR plus a ratings-based margin, which was 125 basis points as of September 30, 2020.  As of September 30, 2020, there were no borrowings under the revolving credit facility.

On February 10, 2020, we entered into a $1.75 billion term loan credit agreement that provides an unsecured, unsubordinated term loan credit facility which matures on February 10, 2023 (the "term loan credit facility”, and together with the revolving credit facility, the “credit facilities”).

On February 27, 2020, Carrier issued $9.25 billion of unsecured, unsubordinated long-term notes in six series with maturity dates ranging from 2023 through 2050. The notes were issued pursuant to an indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

On March 27, 2020, Carrier drew $1.75 billion on the term loan credit facility. The proceeds from the notes and the term loan credit facility were used to distribute $10.9 billion to UTC in connection with the Separation.

The revolving credit facility, term loan credit facility and indenture contain affirmative and negative covenants customary for financings of this type, that among other things, limit Carrier and its subsidiaries' ability to incur additional liens, to make certain fundamental changes and to enter into sale and leaseback transactions. On June 2, 2020, the Company entered into amendments to both the revolving credit facility and the term loan credit facility.  Pursuant to the amendments, certain terms of the revolving credit facility and the term loan credit facility were amended for a period beginning on June 2, 2020 and ending on December 30, 2021 (the "Covenant Modification Period").  The Company may terminate the amendment prior to December 30, 2021, subject to the satisfaction of certain conditions.  The amendments defer testing of our consolidated total net leverage ratio financial covenant until June 30, 2021 and increase the consolidated total net leverage ratio limit until December 31, 2021.  The amendments also require us to maintain liquidity at a certain level until the earlier of (1) June 29, 2021 and (2) the last day of the Covenant Modification Period.  Additionally, during the Covenant Modification Period, the Company is subject to (a) limitations on the incurrence of subsidiary indebtedness, (b) limitations on the making of restricted payments, including purchases by the Company of its ordinary shares and the amount of dividends the Company may pay, and (c) a "most favored nations" provision related to certain terms of any committed credit facility in an amount greater than $100 million.  As of September 30, 2020, we were compliant with our covenants under the agreements governing our outstanding indebtedness.

On June 19, 2020, we issued $750 million of unsecured, unsubordinated 2.700% Notes due 2031.  These notes rank equally with our existing unsecured, unsubordinated obligations.  The net proceeds from the sale of the notes, which further enhance our liquidity and financial flexibility during the ongoing COVID-19 pandemic, are being used for general corporate purposes.

As of September 30, 2020, we have a $2.0 billion unsecured, unsubordinated commercial paper program which we plan to use for general corporate purposes, including the funding of working capital and potential acquisitions. As of September 30, 2020, there were no borrowings outstanding under the commercial paper program.

Long-term debt, all of which was issued during the nine months ended September 30, 2020 except for Other long-term debt, consisted of the following:

(dollars in millions)
Debt Description	Interest Rate		September 30, 2020		December 31, 2019
3-Year Term Loan Credit Facility due February 10, 2023	1.275%	[1]	$1,750	[2]	$—
1.923% Notes due February 15, 2023	1.923%		500	[2]	—
2.242% Notes due February 15, 2025	2.242%		2,000	[2]	—
2.493% Notes due February 15, 2027	2.493%		1,250	[2]	—
2.722% Notes due February 15, 2030	2.722%		2,000	[2]	—
2.700% Notes due February 15, 2031	2.700%		750		—
3.377% Notes due April 5, 2040	3.377%		1,500	[2]	—
3.577% Notes due April 5, 2050	3.577%		2,000	[2]	—
Other (including project financing obligations and finance leases)			309		319

Total principal long-term debt			12,059		319
Other (discounts and debt issuance costs)			(85)		—
Total debt			11,974		319
Less: current portion of long-term debt			223		237
Long-term debt, net of current portion			$11,751		$82

[1] The interest rate on the term loan as of September 30, 2020 was 1.275% which is a variable rate based on one-month LIBOR plus 112.5 basis points.
[2] The net proceeds of the financing arrangements were used to distribute cash to UTC.

We issued $102 million and $106 million of debt during the nine months ended September 30, 2020 and 2019, respectively, relating to project financing arrangements.  Long-term debt repayments during the nine months ended September 30, 2020 and 2019 were $124 million and $98 million, respectively, relating to project financing arrangements.

Scheduled maturities of long-term debt, excluding amortization of discount, are as follows:

(dollars in millions)
2020	$223
2021	$45
2022	$40
2023	$2,251
2024	$—
Thereafter	$9,500

The average maturity of our long-term debt as of September 30, 2020 is approximately 12 years and the weighted-average interest rate on our total borrowings for the three months ended September 30, 2020 is approximately 2.7%. Interest expense associated with long-term debt for the three and nine months ended September 30, 2020 was $90 million and $213 million, respectively.  Included in Interest expense, net on the accompanying Unaudited Condensed Consolidated Statement of Operations is amortization of debt issuance costs of $2 million and $5 million, respectively, for the three and nine months ended September 30, 2020.  Also included in Interest expense, net for the nine months ended September 30, 2020 are debt issuance costs of $5 million that were expensed in the three months ended March 31, 2020.  Included in Accrued liabilities on the accompanying Unaudited Condensed Consolidated Balance Sheet was accrued interest of $127 million as of September 30, 2020.